UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  October  25,  2005
                                                         ------------------

                              SEAMLESS WI-FI, INC
                              -------------------
            (Exact name of registrant as specified in its charter).

             Nevada                 0-20259                     33-0845463
             ------                 -------                     ----------
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)             Identification No.)

10120 South Eastern Avenue, Suite 200, Henderson, Nevada          89052
--------------------------------------------------------          -----
      (Address of principal executive offices)                  (Zip Code)

                                  775-588-2387
                                  ------------

               Registrant's telephone number, including area code

                  --------------------------------------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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Section  1-Registrant's  Business  and  Operations
--------------------------------------------------

Item  1.01  Entry  into  a  Material  Definitive  Agreement.

On or about October 21, 2005, Seamless Peer-to-Peer, ("Seamless"), a subsidiary of the Registrant, Seamless Wi-Fi, Inc., entered into a non-binding Letter of Intent (the "LOI") with Intent Media Works, Inc. ("Intent") whereby Seamless and Intent shall negotiate in good faith, and upon mutually agreeable terms and conditions, to develop Seamless' proprietary closed peer-to-peer network services.

Intent is a distributor of licensed content, and desires assistance in the transformation of the existing peer-to-peer business models to new business models which are accepted by the music, movie, and distributed content industries.

Seamless develops and distributes software that provides peer-to-peer solutions.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless  Wi-Fi,  Inc.
----------------------
(Registrant)

October  25,  2005
------------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


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